Exhibit 99.1 Rinzimetostat Dose Optimization Data Update March 31, 2026

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In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Except as required by law, we undertake no obligation to update any statements in this presentation for any reason after the date of this presentation. We have filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation discusses our product candidates that are under preclinical or clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied. 2

Rinzimetostat Dose Optimization Data Update Agenda • Executive Summary • Preclinical Differentiation • Clinical Program Update and Next Steps – Selection of Phase 3 Dose – Preliminary Profile of Phase 3 Dose – Next Steps and Registrational Strategy • Commercial Potential for Himalayas-1 and Beyond • Q&A ORIC Participants • Jacob Chacko, Chief Executive Officer • Lori Friedman, Chief Scientific Officer • Pratik Multani, Chief Medical Officer • Matt Panuwat, Chief Business Officer • Dominic Piscitelli, Chief Financial Officer • Keith Lui, SVP Commercial and Medical Affairs 3

Executive Summary

Clinical Pipeline Focused on Advancement of Rinzimetostat and Enozertinib

PRODUCT CANDIDATES

Program	Indication	Discovery / IND Enabling	Phase 1/2	Pivotal / Phase 3	Clinical Collaboration	Phase 3 Initiations
Rinzimetostat (ORIC-944) *PRC2 inhibitor*	Prostate Cancer	• Combination with darolutamide			BAYER	Himalayas-1 Expected in 1H 2026 Potential Himalayas-2 in 2027
		• Combination with apalutamide			Johnson&Johnson	
Enozertinib (ORIC-114) *EGFR inhibitor*	NSCLC EGFR exon 20	• 1L monotherapy • 1L combination with SC amivantamab (1) • 1L combination with chemotherapy			Johnson&Johnson	Potential Redwood-1 in 2027
	NSCLC EGFR PACC	• 1L monotherapy				

Clinical-stage pipeline includes two potential best-in-class programs addressing large solid tumor market opportunities; Both programs approaching initiation of registrational trials

ORIC

Note: PACC – P-loop and alpha C-helix compressing. Abiraterone refers to abiraterone acetate.
(1) Clinical collaboration with Johnson & Johnson to evaluate enozertinib in combination with amivantamab and hyaluronidase-lpuj subcutaneous injection (SC amivantamab) in patients with first-line NSCLC with EGFR exon 20 mutations.

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Rinzimetostat Continues to Demonstrate Its Potential as a Best-In-Disease New Therapeutic Option for Prostate Cancer • PRC2 inhibitors have shown significant rPFS in mCRPC, comparing favorably to approved & emerging therapies • Rinzimetostat is a next-generation PRC2 inhibitor designed to have best-in-class drug properties • Rinzimetostat 400 mg QD with darolutamide selected as provisional RP3D for first Phase 3 ─ Highly competitive emerging efficacy profile (rPFS, PSA, ctDNA) supportive of durable clinical benefit ─ Highly differentiated, potential best-in-disease safety profile, with significantly lower frequency and severity of adverse events than competitor regimens, and conducive to long term dosing • First Phase 3 trial in post-abiraterone mCRPC expected to initiate in 1H26; additional trials under consideration • Post-abiraterone mCRPC is a significant unmet need and commercial opportunity, representing a $3.5bn total addressable market annually in the US with lack of oral and well-tolerated therapies Source: ORIC data on file. ©DRG 2025, Raval et al. J Clin Oncol (2025), Gebrael et al. J Clin Oncol (2025) and Schweizer et al. ASCO GU (2025). 6

PRC2 Inhibitors Are Associated with Significant Radiographic Progression-Free Survival in Post-ARPI mCRPC, Comparing Favorably to Available Therapies

Therapies for 1L+ mCRPC (Post-ARPI)

Treatment	Status	5-Month rPFS	Median rPFS (months)
Enzalutamide (Xtandi®)	Approved	60%	6.2
Cabazitaxel (Jevtana®)	Approved	65%	8.0
Docetaxel (Taxotere®)	Approved	75%	8.3
Lutetium Lu 177 vipivotide tetraxetan (Pluvicto®)	Approved	75%	9.3
Mevrometostat + Enzalutamide	Phase 3	80% to 84%	~12 to 14
Rinzimetostat + Darolutamide	**Starting Phase 3**	**84% to 85%**	**Not mature**

PRC2 inhibitors in combination with an AR inhibitor have demonstrated much longer rPFS (key regulatory primary endpoint) than what has been reported with other approved and emerging therapies

ORIC

Source: Morris et al. Lancet (2024), Petrylak et al. J Clin Oncol (2025), de Wit et al. N Engl J Med (2019), Schweizer et al. ASCO GU (2025), Schweizer et al. ASCO (2024), and Matsubara et al. ASCO GU (2026).
Note: Androgen receptor pathway inhibitor (ARPI) represents abiraterone, enzalutamide, apalutamide and darolutamide. Competitor rPFS percentages estimated from published data. All trademarks are the property of their respective registered owners.

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Combination of Rinzimetostat + Darolutamide Compares Favorably to Competitor PRC2 Combination and to AR Inhibitor Monotherapy In Post-Abiraterone mCRPC

Rinzimetostat Dose Optimization Update (March 2026)

	Enzalutamide	Mevrometostat 1250 mg BID Fasted + Enzalutamide	**Rinzimetostat 400 mg QD + Darolutamide**
3-Month rPFS	78%	92%	**93%**
4-Month rPFS	70%	86%	**84%**
5-Month rPFS	60%	80%	**84%**
PSA50	15%	34%	**33%**
SAFETY (All Grade / Grade ≥3)	• Fatigue (43% / 3%) • Nausea (25% / 0%) • Anemia (23% / 3%) • Diarrhea (18% / 0%) • Decreased appetite (18% / 0%) • Dysgeusia (8% / 0%)	• Diarrhea (78% / 17%) • Dysgeusia (59% / 0%) • Decreased appetite (59% / 0%) • Fatigue (56% / 5%) • Anemia (49% / 5%) • Nausea (42% / 0%) • Alopecia (39% / 0%) • Thrombocytopenia (29% / 2%); 2% Gr 4 • Neutropenia (22% / 7%); 2% Gr 4 • Vomiting (22% / 0%) • Arthralgia (22% / 0%) • Rash (20% / 2%) • *AE cutoff of ≥20%*	• Fatigue (39% / 0%) • Diarrhea (22% / 0%) • Nausea (22% / 0%) • Blood creatinine increased (17% / 0%) • Decreased appetite (11% / 0%) • Anemia (11% / 0%) • *AE cutoff of ≥10%*

Rinzimetostat + ARi safety profile compatible with long-term dosing, with the majority of AEs Grade 1, and no Grade 4/5 events

ORIC

Source: ORIC data on file. Enzalutamide and mevrometostat + enzalutamide data from Schweizer et al. ASCO GU (2025) and Matsubara et al. ASCO (2025). AEs <30% estimated from Matsubara et al. ASCO (2025).
Note: Competitor rPFS percentages estimated from published data. PSA50 represents confirmed responses. Cross-trial comparison in previously treated mCRPC patients shown. Rinzimetostat + darolutamide efficacy data as of March 6, 2026, and TRAE data as of January 16, 2026. Enzalutamide AEs represent TEAE cutoff >30% across both mevrometostat 1250 mg BID + enzalutamide and enzalutamide monotherapy.

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Rinzimetostat Has the Potential to Address Multiple Large Market Opportunities in Prostate Cancer, with Several Development Opportunities in Other Solid Tumors

Potential Rinzimetostat Commercial Opportunity (US Only)



Estimated Annual Incidence in the US
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
>$3.5 billion US opportunity
17,000 patients
>$3.5 billion US opportunity
20,000 patients
>$10 billion US opportunity
33,000 patients
mCRPC Post-Abiraterone
mCRPC Post-AR Inhibitor
mCSPC

Future Development Opportunities

	Est. Annual US Incidence
mCRPC (RLT, TCE, ADC Combo)	37,000
NSCLC (KRASi Combo)	45,000
CRC (KRASi Combo)	65,000
Breast Cancer (ERi Combo)	220,000

Rinzimetostat has the potential to address ~70,000 patients in the US with prostate cancer annually

Source: ©DRG 2025, Swami et al. J Clin Oncol (2025), Raval et al. J Clin Oncol (2025), Gebrael et al. J Clin Oncol (2025), SEER Cancer Stat Facts: Female Breast Cancer Subtypes, and ORIC data on file.
Note: Addressable market assumes current price of ARPIs for illustrative purposes. RLT – radioligand therapy; TCE – T-cell engager; ADC – antibody-drug conjugate.

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Preclinical Differentiation

Rinzimetostat: Next-Generation PRC2 Inhibitor Designed for Best-in-Class Drug Properties Potential Best-in-Class PRC2 Inhibitor Landscape in Prostate Cancer CPI-1205 Tazemetostat Mevrometostat Rinzimetostat st st nd rd Key Features (1 gen) (1 gen) (2 gen) (3 gen) Superior potency vs. st 1 gen programs across Cellular Potency Cellular Potency prostate cancer models ü Improved single agent and combination activity across In Vivo Activity In Vivo Activity prostate cancer models ü Strong Drug Strong Drug Higher and more consistent Properties clinical exposures Properties (PK, solubility, no CYP autoinduction)ü Sustained target coverage Long Clinical Long Clinical and QD dosing Half-Life Half-Life (~20-hour half-life) ü Development Status Discontinued Discontinued Phase 3 trials ongoing First Phase 3 initiation expected 1H 2026 Rinzimetostat is a potential best-in-class PRC2 inhibitor that addresses the limitations of earlier generation PRC2 inhibitors Source: Friedman et al. AACR (2024), Vaswani et al. J Med Chem (2016), Motwani et al. and Bradley et al. AACR-EORTC-NCI (2019), Schweizer et al. ESMO (2022), Italiano et al. Lancet (2018), and Harb et al. TAT (2018). Note: Drug properties include absorption, CYP profile and metabolism, pharmacokinetic (PK) and solubility profile. 11

Rinzimetostat Demonstrates Superior In Vitro Potency vs. First-Gen PRC2 Inhibitors In Vitro Potency in Prostate Cancer Cells LNCaP CWR22PC (AR-Positive Prostate Cancer Cells) (AR-Positive Prostate Cancer Cells) LNCaP (AR+ Cells) CWR22PC (AR+ Cells) 1.5 1.5 CPI-1205 CPI-1205 Tazemetostat Tazemetostat Mevrometostat Mevrometostat Rinzimetostat Rinzimetostat 1.0 1.0 0.5 0.5 0.0 0.0 0.01 1 100 10000 0.01 1 100 10000 Concentration (nM) Concentration (nM) Rinzimetostat demonstrates potency in AR+ prostate cancer cell lines comparable to mevrometostat and superior to tazemetostat and CPI-1205 Note: Head-to-head in vitro cell viability analysis with CellTiterGlo assay. 12 Cell Viability Cell Viability

PRC2 Epigenetic Dysregulation Plays a Key Mechanistic Role During the Progressive Reprogramming of Prostate Cancers Treated with AR Inhibitors

PRC2 Role in Prostate Cancer



AR Dependent Prostate Cancer
AR Independent Prostate Cancer
Castration sensitive
Castration resistant
Heterogeneous
Lineage change
AR targeted therapies
PRC2 inhibitors
Luminal cell state, reflects tissue of origin
Pluripotent
Lineage Change

- Prostate cancer cells evade therapies by cellular reprogramming to an AR independent state
- PRC2 inhibition can reverse or prevent this process, such that prostate cancer cells regain or maintain AR dependency
- Randomized data with PRC2 inhibitor + AR inhibitor demonstrated significant PFS improvement

Therapeutic potential of PRC2 inhibitors in prostate cancer is maximized in combination with AR inhibitors

ORIC

Source: Mu et al. Science (2017), Dardenne et al. Cancer Cell (2016), Davies et al. Nat Cell Biol (2021), Nouruzi et al. Nat Commun (2022), Goel et al. Semin Cancer Bio (2022), and Schweizer et al. ASCO GU (2025).

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Rinzimetostat Increases AR Signaling and Induces Luminal State to Drive Synergy in Prostate Cancer Models

Rinzimetostat Impact on AR Signaling Genes and Luminal Markers

CRPC Model


AR Signaling Genes
Luminal Markers
Mean-centered Signature Score
1.0
0.5
0.0
-0.5
-1.0
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
****
****
Vehicle
Rinzimetostat
Vehicle
Rinzimetostat
Increasing Hormone Dependency

CSPC Model


AR Signaling Genes
Luminal Markers
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
****
****
Vehicle
Rinzimetostat
Vehicle
Rinzimetostat
Increasing Hormone Dependency

Rinzimetostat enhances AR signaling and luminal markers to restore a cell state which has enhanced sensitivity to AR inhibition, providing strong mechanistic rationale for clinical combination

ORIC

Note: C4-2 CRPC xenograft tumors grown in intact mice (left), and LNCaP CSPC in vitro cells treated for 14 days (right), were assessed by RNA-seq. Boxplots show average mean-centered expression of luminal markers (Daemen et al. AACR 2025) and AR signaling genes (Daemen et al. AACR 2024). Rinzimetostat vs. vehicle, weighted Stouffer test on DESeq2 results using inversed log2 fold change standard errors as weights: ****, p<0.0001.

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Rinzimetostat Remodels Chromatin to Block Transcription Factor Sites that Drive Lineage Escape

Rinzimetostat Impact on Accessibility to Lineage Escape Factors

CRPC Model



FOXA
HNF1A
ONECUT2/3
FOXA1:AR
Less accessible with rinzimetostat
More accessible with rinzimetostat
150
100
50
0
-0.2
-0.1
0.0
0.1
0.2
-log10 (p-value)
Differential Enrichment of Transcription Factor Motifs

CSPC Model



FOXA
HNF1A
ONECUT2/3
FOXA1:AR
Less accessible with rinzimetostat
More accessible with rinzimetostat
150
100
50
0
-0.4
-0.2
0.0
0.2
0.4
-log10 (p-value)
Differential Enrichment of Transcription Factor Motifs

Rinzimetostat reduces accessibility to lineage escape factors in both CRPC and CSPC

ORIC

Note: Comparison of transcription factor motif accessibility based on ATAC-sequencing data in CRPC C4-2 intact xenografts (left) and CSPC LNCaP intact xenografts (right) treated with rinzimetostat + darolutamide vs. darolutamide. The accessibility change for every transcription factor motif and its associated p-value are calculated using TOBIAS [Bentsen et al., Nat Comm (2020)]. Motifs that are significantly more accessible following combination treatment are shown in dark orange; more accessible motifs with darolutamide treatment are shown in blue. FOXA1:AR represents the FOXA1 motif juxtaposed to the AR half motif.

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Rinzimetostat Increases Progression-Free Survival in Combination with Darolutamide in Prostate Cancer Xenograft Tumors Progression-Free Survival in Prostate Cancer Xenografts CRPC Model CSPC Model 100 100 Rinzimetostat + Rinzimetostat + Darolutamide Darolutamide Mevrometostat + Mevrometostat + Darolutamide Darolutamide Darolutamide Darolutamide 50 50 Vehicle Vehicle 0 0 0 10 20 30 40 10 20 30 40 Days Days Mevro + Rinzi + Mevro + Rinzi + Vehicle Daro Mevro Rinzi Vehicle Daro Mevro Rinzi Daro Daro Daro Daro Not Not Median PFS (days) 11 12.5 15.5 27 24.5 Median PFS (days) 18 25 21 19.5 28 Reached Reached Rinzimetostat combination with darolutamide improves progression-free survival in CRPC and CSPC settings in vivo Note: C4-2 CRPC model (left) grown in castrated mice and LNCaP CSPC (fast-growing clone) model (right) grown in intact mice. Darolutamide 50 mg/kg BID, mevrometostat 100 mg/kg BID, and rinzimetostat 100 mg/kg QD. No drug-related tolerability issues. Progression event for either tumor volume >800 mm3 or morbidity. 16 Progression-Free Survival (%) Progression-Free Survival (%)

Clinical Program Update and Next Steps Selection of Phase 3 Dose

Rinzimetostat Is Being Explored in Combination with Darolutamide and Apalutamide in Metastatic CRPC

Phase 1b, Multicenter, Open-Label Trial (in Collaboration with Bayer and Johnson & Johnson)

Rinzimetostat Combination Dose Exploration

Key Eligibility

- Patients with mCRPC
- Previously treated with an ARPI (e.g., abiraterone, enzalutamide, apalutamide, or darolutamide)
- May have received up to 1 line of chemotherapy
- Allows other prior therapies

Rinzimetostat (QD) + darolutamide

Rinzimetostat (QD) + apalutamide

Candidate RP3Ds

Rinzimetostat Combination Dose Optimization

March 2026 Update

Rinzimetostat (QD) + darolutamide
- **Prior abiraterone**
- Prior enza, apa, daro

Rinzimetostat (QD) + apalutamide
- Prior abiraterone
- Prior enza, apa, daro

Primary endpoints: Safety and Recommended Phase 3 Dose

Key secondary endpoints: rPFS, ORR, and DOR

Exploratory endpoints: PSA, ctDNA, H3K27 trimethylation, PRC2 target gene expression, and genomics

Dose optimization data reported in post-abiraterone mCRPC, with Phase 3 trial initiation expected in 1H 2026; ORIC continuing to evaluate rinzimetostat in combination with darolutamide and apalutamide in mCRPC patients

Note: ClinicalTrials.gov identifier: NCT05413421. Rinzimetostat dosed in combination with approved doses of darolutamide (600 mg BID) and apalutamide (240 mg QD). RP3D – recommended Phase 3 dose; rPFS – radiographic progression free survival; ORR – objective response rate; DOR – duration of response; PSA – prostate-specific antigen; ctDNA – circulating tumor DNA.

ORIC
18

Rinzimetostat Demonstrates a Favorable Pharmacokinetic and Pharmacodynamic Profile as a Single Agent and in Combination with Darolutamide Pharmacokinetic and Pharmacodynamic Profile Summary Rinzimetostat Pharmacokinetic Profile Rinzimetostat Pharmacodynamic Profile (Total Plasma Concentration) (H3K27me3 Inhibition in PBMCs) 200 mg 400 mg 600 mg 400 mg 600 mg 1000 Mono Mono Mono +Daro +Daro 200 400 600 400 600 0 -25 TARGET Cmin 90% TGI in vivo (single agent) -50 TARGET Cmin EC90 in vitro (combination) -75 600 mg QD (combination) 400 mg QD (combination) 100 600 mg QD (single agent) 400 mg QD (single agent) -100 Rinzimetostat Rinzimetostat + 0 4 8 12 16 20 24 Monotherapy Darolutamide Time (hours) • Increased exposure with dose, exceeding target Cmin for ~24h; • Maximal decrease (≥75%) in H3K27me3 achieved as no drug-drug interaction; half-life of ~20h supports QD dosing monotherapy and in combination with darolutamide Rinzimetostat pharmacokinetic and pharmacodynamic data were highly consistent as a single agent and in combination with darolutamide, and supportive of dose optimization of 400 mg and 600 mg QD Note: Left graph: Dashed lines represent the range of Cmin of the predicted human PK based on achieving 90% tumor growth inhibition in CDX in vivo prostate cancer models of rinzimetostat as a single agent and EC90 in CDX in vitro prostate cancer models of rinzimetostat in combination with an AR inhibitor, accounting for human and mouse species difference observed for plasma protein binding. Right graph: n=3 or 4 patients per group; monotherapy activity measured in monocytes derived 19 from PBMCs and combination activity measured in granulocytes derived from PBMCs. Error bars shown as SEM. PBMCs – peripheral blood mononuclear cells. Mean total plasma concentration (nM) at steady state (Cycle 2 Day 1) % mean change from baseline of H3K27me3/H3 (Cycle 1 Day 15)

Phase 1b Dose Optimization Trial Enrolled Heavily Pretreated Post-Abiraterone mCRPC Patients Demographics and Baseline Characteristics Rinzimetostat 400 mg QD Rinzimetostat 600 mg QD Characteristic + Darolutamide (n=18) + Darolutamide (n=15) Age, median (range), years 67 (51, 85) 77 (58, 91) Race, White / Black / Asian, % 56 / 33 / 6 67 / 27 / 0 ECOG Performance Status, 0 / 1, % 56 / 44 53 / 47 Gleason Score, <8 / ≥8 / unknown, % 6 / 67 / 28 33 / 40 / 27 Baseline PSA, median, ng/mL 26 12 Prior lines of therapy, median (range) 2 (1-4) 2 (1-4) Prior systemic therapy, n (%) Abiraterone 18 (100) 15 (100) Docetaxel 7 (39) 2 (13) Immune therapy 3 (17) 2 (13) PARP inhibitor 1 (6) 3 (20) Ra 223 3 (17) 0 Other 1 (6) 0 Metastases at baseline, n (%) Bone 15 (83) 12 (80) Lymph nodes 9 (50) 4 (27) Lung 1 (6) 3 (20) Patients previously treated with a median of two prior therapies, including abiraterone, docetaxel, and a variety of other approved and investigational treatment regimens Source: ORIC data on file as of January 16, 2026. Note: Immune therapy includes nivolumab, pembrolizumab, atezolizumab, and sipuleucel-T. Other therapies includes cabozantinib. Number of prior lines of therapy excludes background androgen deprivation therapy or first-generation AR inhibitors. 20

Rinzimetostat in Combination with Darolutamide Has been Generally Well Tolerated in Post-Abiraterone mCRPC Patients TEAEs Attributed to Rinzimetostat Plus Darolutamide (≥10% Total Incidence) Rinzimetostat 400 mg QD + Darolutamide (n=18) Rinzimetostat 600 mg QD + Darolutamide (n=15) Preferred Term, n (%) Grade 1 Grade 2 Grade 3 All Grade Preferred Term, n (%) Grade 1 Grade 2 Grade 3 All Grade Fatigue 3 (17) 4 (22) – 7 (39) Fatigue 4 (27) 2 (13) – 6 (40) Diarrhea 3 (17) 1 (6) – 4 (22) Diarrhea 3 (20) 2 (13) – 5 (33) Nausea 4 (22) – – 4 (22) Nausea 2 (13) 2 (13) – 4 (27) Blood creatinine increased 2 (11) 1 (6) – 3 (17) Blood creatinine increased 2 (13) – – 2 (13) Decreased appetite 1 (6) 1 (6) – 2 (11) Decreased appetite – 1 (7) – 1 (7) Anemia 1 (6) 1 (6) – 2 (11) Anemia 2 (13) – – 2 (13) • 6% Grade 3 • No Grade 3 • No Grade 4 or 5 • No Grade 4 or 5 In post-abiraterone patients, rinzimetostat in combination with darolutamide is generally well-tolerated, with almost all TRAEs Grade 1 or 2 in severity; 400 mg dose minimizes AEs that most impact patient quality of life Source: ORIC data on file as of January 16, 2026. Note: Severity grade according to NCI CTCAE v5.0. 21

Rinzimetostat in Combination with Darolutamide Has been Generally Well Tolerated in Post-ARPI mCRPC Patients TEAEs Attributed to Rinzimetostat Plus Darolutamide (≥10% Total Incidence) Rinzimetostat 600 mg QD + Darolutamide (n=35) Rinzimetostat 400 mg QD + Darolutamide (n=37) Preferred Term, n (%) Grade 1 Grade 2 Grade 3 All Grade Preferred Term, n (%) Grade 1 Grade 2 Grade 3 All Grade Fatigue 4 (11) 6 (16) – 10 (27) Fatigue 5 (14) 3 (9) – 8 (23) Diarrhea 6 (16) 1 (3) – 7 (19) Diarrhea 8 (23) 5 (14) – 13 (37) Nausea 7 (19) – – 7 (19) Nausea 5 (14) 3 (9) – 8 (23) Blood creatinine increased 3 (8) 2 (5) 1 (3) 6 (16) Blood creatinine increased 5 (14) 3 (9) – 8 (23) Decreased appetite 1 (3) 4 (11) – 5 (14) Decreased appetite 4 (11) 1 (3) – 5 (14) Anemia 3 (8) 1 (3) – 4 (11) Anemia 2 (6) 3 (9) 1 (3) 6 (17) • 8% Grade 3 • 11% Grade 3 • No Grade 4 • One Grade 4 of acute kidney injury • No Grade 5 • No Grade 5 In a broader post-ARPI safety dataset, rinzimetostat in combination with darolutamide is generally well-tolerated, with almost all TRAEs Grade 1 or 2 in severity; 400 mg dose minimizes AEs that most impact patient quality of life Source: ORIC data on file as of January 16, 2026. Includes post-abiraterone patients. Note: Severity grade according to NCI CTCAE v5.0. 22

Rinzimetostat 400 mg QD in Combination with Darolutamide Is More Tolerable than 600 mg QD in mCRPC Patients Rinzimetostat Plus Darolutamide Tolerability Summary Rinzimetostat 400 mg QD Rinzimetostat 600 mg QD + Darolutamide + Darolutamide Post-Abiraterone Post-ARPI Post-Abiraterone Post-ARPI (n=18) (n=37) (n=15) (n=35) Dose interruptions (%) 6% 11% 13% 17% Dose reductions (%) None 3% 7% 9% Treatment discontinuations (%) 6% 3% 13% 11% Rinzimetostat 400 mg QD in combination with darolutamide demonstrated an excellent tolerability profile, supportive of long-term dosing and sustained patient adherence Source: ORIC data on file as of January 16, 2026. Post-ARPI includes post-abiraterone patients. 23

Rinzimetostat Exposure-Response Analyses Supports 400 mg QD as RP3D Based on Lower Toxicity, Fewer Dose Modifications, and Comparable Efficacy

Rinzimetostat Exposure-Response Analyses

- **Objective:** Select the RP3D between 400 mg QD vs 600 mg QD by evaluating relationships between exposure of rinzimetostat to various safety / tolerability and efficacy measures
- **Methods:** Exposure-response analyses were conducted using data across the entire rinzimetostat clinical dataset (single-agent and combination, n=113 patients)

Measures			Statistically Significant Correlation to Exposure	Key Takeaways
Exposure Parameters (Cmax, Cmin, AUC)	**Safety / Tolerability**	Adverse Events (G2+, G3+, SAEs)	Significant correlation	**Favors 400 mg QD**
		Specific AEs (e.g., GI, heme)	Significant correlation	
		Treatment modifications	Significant correlation	
	Efficacy	Radiographic PFS	No correlation	**600 mg QD dose not superior to 400 mg QD dose**
		PSA reduction	No correlation	
		ctDNA reduction	No correlation	
		Changes in H3K27me3 trimethylation	No correlation	

Analyses demonstrated no exposure-efficacy correlation; however, 400 mg QD was associated with lower toxicity and fewer dose modifications, supporting its selection as the RP3D in combination with darolutamide

ORIC

Source: ORIC data on file as of January 16, 2026. Cmax – maximum observed plasma concentration; Cmin – minimum observed plasma concentration; AUC – area under the observed plasma concentration versus time curve.

24

Clinical Program Update and Next Steps Preliminary Profile of Phase 3 Dose

Rinzimetostat in Combination with Darolutamide Continues to Demonstrate Strong Clinical Activity in Post-Abiraterone mCRPC Patients PSA Response Data of Rinzimetostat 400 mg QD Plus Darolutamide * * * 50 Response Unconfirmed Confirmed PSA50 7/15 (47%) 5/15 (33%) 25 PSA90 2/15 (13%) 1/15 (7%) u50 u50 50 50 50 90 50 0 • Rinzimetostat at 400 mg QD plus darolutamide demonstrated strong clinical activity -25 ─ Multiple patients remain on treatment with potential for -50 deepening of responses -75 -100 Notations: * denotes >50% increase; 50 – confirmed PSA50 response; 90 – confirmed PSA90 response; u50 – unconfirmed PSA50 response. Broad and deep PSA responses observed for 400 mg QD rinzimetostat in combination with darolutamide Source: ORIC data on file as of March 6, 2026. Note: All patients treated with 600 mg BID of darolutamide. Excludes three patients without post-baseline PSA assessments. Patients were previously treated with a median of two prior therapies, including abiraterone, up to one prior chemotherapy, and a variety of other 26 approved or investigational agents. This median does not include background androgen deprivation therapy or first-generation AR inhibitors that the patients may have received. Best % Change in PSA from Baseline

Rinzimetostat in Combination with Darolutamide Demonstrates Impressive ctDNA Molecular Response in Post-Abiraterone mCRPC Patients ctDNA Molecular Response Data of Rinzimetostat 400 mg QD Plus Darolutamide 50 MR50 10/14 (71%) MR90 4/14 (29%) 25 50 50 50 50 50 50 90 90 90 90 0 • ctDNA molecular responses across a breadth of genotypes including AR mutations, AR amplified, AR wildtype -25 • Deep ctDNA reductions for the vast majority of patients treated with 400 -50 mg QD rinzimetostat, with 71% of patients demonstrating >50% ctDNA reduction -75 -100 Notations: 50 – MR50 response; 90 – MR90 response. High molecular response rate observed in post-abiraterone patients treated with 400 mg QD rinzimetostat Source: ORIC data on file as of March 11, 2026. Note: All patients treated with 600 mg BID of darolutamide. Excludes one patient without evidence of ctDNA at baseline, and three patients without ctDNA data available. Likely germline variants and clonal hematopoiesis variants were excluded from ctDNA analysis. 27 Molecular response (MR) defined as decrease in ctDNA fraction relative to baseline. Best percent change in ctDNA fraction from baseline assessed at the start of cycle 2, cycle 7, or end of treatment. Best % Change in ctDNA Fraction from Baseline

Radiographic Progression-Free Survival Data Are Immature, but Early Landmark Analyses Are Promising Rinzimetostat 400 mg QD Plus Darolutamide Dose Optimization: Time on Treatment Prior Treatments Abi + IO + R Abi + IO + P + O Abi + D Abi + D + R Abi + D Abi Abi + IO Landmark % rPFS Abi (Median Follow-up of 4.9 Months) Abi + D Abi 3-Month 93% Abi Abi Abi 4-Month 84% Abi + D Ongoing Abi + R rPD 5-Month 84% Abi + D Abi + D Abi 0 1 2 3 4 5 6 7 8 9 10 11 12 Time on Treatment (Months) Many patients remain on treatment with few reports of radiographic progression Source: ORIC data on file as of March 6, 2026. Note: Abi – abiraterone; D – docetaxel; IO – immune therapy; P – PARP inhibitor; R –- radium 223; O – other; rPD – radiographic progressive disease. 28

Rinzimetostat 400 mg QD in Combination with Darolutamide in Post-Abiraterone mCRPC Demonstrate a Clearly Differentiated Safety Profile Rinzimetostat Adverse Event Comparison to Mevrometostat Mevrometostat 1250 mg BID Rinzimetostat 400 mg QD Mevrometostat 875 mg BID Rinzimetostat 400 mg QD (Fasted) + Enzalutamide + Darolutamide (Fed) + Enzalutamide + Darolutamide Grade 1 Grade 2 Grade 1 Grade 2 Grade 1 Grade 2 Grade 1 Grade 2 Grade 3 Grade 4 Grade 3 Diarrhea Diarrhea Fatigue/Asthenia Thrombocytopenia Dysgeusia Decreased Appetite Decreased Appetite Dysgeusia Anemia Nausea Nausea Anemia Alopecia Weight Decreased Fatigue/Asthenia Thrombocytopenia Alopecia Vomiting Rash Arthralgia Blood Creatinine Increased TEAEs <20% not disclosed ? Neutropenia Weight Decreased TEAEs <20% not disclosed ? Rash TEAEs <20% not disclosed ? Arthralgia Blood Creatinine Increased TEAEs <20% not disclosed ? 80% 60% 40% 20% 0% 20% 40% 60% 80% 80% 60% 40% 20% 0% 20% 40% 60% 80% 400 mg QD rinzimetostat in combination with darolutamide demonstrates a clearly differentiated safety profile, with the majority of adverse events Grade 1, enabling long-term dosing and sustained patient adherence Source: ORIC data on file as of January 16, 2026. Mevrometostat 1250 mg BID data represents 41 post-abiraterone mCRPC patients from Matsubara et al. ASCO (2025) and mevrometostat 875 mg BID data represents 29 post-ARPI mCRPC patients from Matsubara et al. ASCO GU (2026). 29 Note: Severity grade according to NCI CTCAE v5.0.

Tolerability of Rinzimetostat 400 mg QD Plus Darolutamide Compares Favorably to Competitor Regimens Rinzimetostat Dose Modifications Comparison to Mevrometostat Mevrometostat 875 mg BID Mevrometostat 1250 mg BID Rinzimetostat 400 mg QD Fed + Enzalutamide Fasted + Enzalutamide + Darolutamide (n=14) (n=41) (n=18) Grade ≥3 TRAEs 36% 49% 6% Serious TRAEs 21% 24% None Dose reductions (%) 7% 37% None Treatment discontinuations (%) 7% 2% 6% Rinzimetostat at 400 mg QD with darolutamide demonstrated an excellent tolerability profile, supportive of long-term dosing and sustained treatment exposure and comparing favorably to competitor regimens Source: ORIC data on file as of January 16, 2026, Matsubara et al. ASCO (2025), and Matsubara et al. ASCO GU (2026). 30

Rinzimetostat Demonstrates Competitive Early Landmark rPFS in Post- Abiraterone mCRPC and Does So with a Highly Differentiated Safety Profile Landmark rPFS and Safety Benchmark Comparisons Median Grade ≥3 Dose Reductions / 3-Month rPFS 4-Month rPFS 5-Month rPFS Follow-up TRAEs Discontinuations Mevrometostat 875 mg BID 9.2 Fed + Enzalutamide 92% 92% 84% 36% 7% / 7% Months (n=14) Mevrometostat 1250 mg BID 11.7 Fasted + Enzalutamide 92% 86% 80% 49% 37% / 2% Months (n=41) Enzalutamide 9.0 Monotherapy 78% 70% 60% 23% 8% / 5% Months (n=40) Rinzimetostat 400 mg QD + 4.9 Darolutamide 93% 84% 84% 6% None / 6% Months (n=18) Preliminary rinzimetostat rPFS landmark analysis, albeit early, compares favorably to competitor benchmarks with a far cleaner safety profile, despite more heavily pretreated patients Source: ORIC data on file, Schweizer et al. ASCO GU (2025), and Matsubara et al. ASCO GU (2026). Note: Competitor rPFS percentages estimated from published data. 31

Clinical Program Update and Next Steps Next Steps and Registrational Strategy

Himalayas-1: Global Phase 3 Study of Rinzimetostat in Combination with Darolutamide in Patients with mCRPC Previously Treated with Abiraterone Rinzimetostat Global Phase 3 mCRPC Trial • Primary Endpoint: Rinzimetostat + • Patients with Darolutamide ─ Radiographic progression-free survival (rPFS) mCRPC (n=300) • Key Secondary Endpoint: • Prior abiraterone ─ Overall survival (OS) in mCSPC or R mCRPC setting • Other Secondary Endpoints: 1:1 ─ PSA response rate • Up to 1 prior Physician’s Choice chemotherapy in (AR inhibitor or ─ ORR (RECIST 1.1 and PCWG3) chemotherapy) mCSPC setting ─ Patient reported outcomes (n=300) Rinzimetostat’s first global registrational Phase 3 trial is designed to evaluate combination with darolutamide compared to AR inhibitor and chemotherapy 33

Steering Committee Comprised of Global Leaders in Prostate Cancer Co-Chair – Karim Fizazi, MD PhD Arun Azad, MD PhD Institut Gustave Roussy - Paris Peter MacCallam Cancer Centre - Melbourne Chair – Matthew Smith, MD PhD Johann de Bono, MD PhD Mass General Hospital Cancer Center - Boston The Institute of Cancer Research & Royal Marsden - London Joaquin Mateo, MD PhD Wassim Abida, MD PhD Vall d’Hebron University Hospital - Barcelona Memorial Sloan Kettering Cancer Center – New York Elizabeth Heath, MD Rahul Aggarwal, MD Mayo Clinic - Rochester University of California San Francisco 34

Rinzimetostat Plus Darolutamide Is Being Evaluated in a Food Effect Cohort Prior to Initiation of Himalayas-1 Phase 3 Trial

Food Effect Cohort: Design and Preliminary Data

Food Effect Cohort

- Rinzimetostat is being studied in a food effect cohort to potentially enable dosing under fed conditions, consistent with darolutamide dosing

- **Patients with mCRPC**
- Prior abiraterone or AR inhibitor
- Up to 1 prior chemotherapy

Rinzimetostat
400 mg QD (Fed) **+**

Darolutamide
600 mg BID (Fed)

(n=12)

- **Primary Endpoint:**
  - Pharmacokinetics
- **Key Secondary Endpoint:**
  - Safety and tolerability
- **Other Secondary Endpoints:**
  - PSA response rate
  - rPFS

Preliminary PSA Response



50
25
0
-25
-50
-75
-100
Best % Change in PSA from Baseline
50
50
90

Notations: 50 – confirmed PSA50 response; 90 – confirmed PSA90 response.

ORIC is currently evaluating the impact of food for rinzimetostat plus darolutamide on PK, PD, safety and efficacy

ORIC

Note: ORIC data on file as of March 6, 2026.

35

Rinzimetostat Is Being Explored in Other Patient Populations that Could Form the Basis of Future Phase 3 Trials, Including Post-AR Inhibitor mCRPC Rinzimetostat 400 mg QD Plus Darolutamide in Post-ARi mCRPC: Time on Treatment Landmark % rPFS (Median Follow-up of 4.8 Months) 3-Month 93% 4-Month 85% Ongoing rPD 5-Month 85% Death 0 1 2 3 4 5 6 7 8 9 10 11 12 Time on Treatment (Months) Preliminary data in second mCRPC population, albeit early, are promising Source: ORIC data on file as of March 6, 2026 from dose optimization trial. Note: rPD – radiographic progressive disease. 36 Rinzimetostat 400 mg QD + Darolutamide (n=19)

Commercial Potential for Himalayas-1 and Beyond

Abiraterone Remains the Leading ARPI Prescribed in the US, Accounting for Approximately Half of New ARPI Prescriptions

Overview of Abiraterone Market Share Among ARPIs



60%
40%
20%
0%
% Abiraterone of Total ARPI Usage
54%
46%
51%
Real-World Data
(US)
Clinical Trial Data
(Global)
Prescription Data
(2025 US NRx)

Abiraterone remains the leading ARPI, maintaining >50% market share of new prescriptions over the last five years

ORIC

Source: Narayan et al. Clin Genitourin Cancer (2024), Tagawa et al. ESMO (2025), Morris et al. Lancet (2023) and IQVIA.
Note: Clinical trial data represents average of PSMAddition and PSMAfore. NRx – new prescriptions.

38

Rinzimetostat Is Initially Pursuing a Significant Addressable Market in Post-Abiraterone mCRPC

Rinzimetostat Total Addressable Market in Post-Abiraterone mCRPC

Total Addressable Market in Post-Abiraterone mCRPC

- **US Annual Incidence**: ~17,000
- **Duration**: 14 Months
- **Price**

>$3.5B US Addressable Market

~$7B Global Addressable Market

Potential Rinzimetostat Share

- **Best-In-Disease Safety *and* Efficacy Profile**: Leadership Market Share
- **Best-In-Disease Safety Profile Equivalent Efficacy**: Meaningful Market Share

Post-abiraterone mCRPC is a large addressable market with limited effective therapeutic options that are oral and well-tolerated; Rinzimetostat is positioned to capture substantial share with its potential best-in-disease profile

ORIC

Source: ©DRG 2025, Swami et al. J Clin Oncol (2025), Raval et al. J Clin Oncol (2025), Gebrael et al. J Clin Oncol (2025), Schweizer et al. ASCO GU (2025), and ORIC data on file.
Note: Addressable market assumes current price of ARPIs for illustrative purposes.

39

Independent Physician Market Research Demonstrates Rinzimetostat Has Best-In-Class Potential in Prostate Cancer

Key Insights from Independent Market Research Testing Blinded Target Product Profiles (TPPs)

Overview of US Prescriber Survey

Urologists and oncologists (n=18) surveyed across academic and community settings were shown two blinded TPPs:

	Product Z + enzalutamide	Product Y + darolutamide
Efficacy	*Similar*	
Safety	Competitor PRC2 inhibitor data	~400 mg QD

Key Takeaways

Surveyed physicians estimated that Product Y would capture

80% share of PRC2 class

*"I would **automatically go with Product Y** … simply because it's much better tolerated"*

*" … They look similar in terms of efficacy, but **Product Y seems more tolerable, particularly with the hematologic toxicities** … "*

*"I would **prefer daro [over enzalutamide] since it is a little bit more tolerable** …"*

Market research demonstrates that a safety benefit alone is sufficient for rinzimetostat to achieve substantial share; A differentiated efficacy profile offers even more upside

ORIC

Source: ORIC market research 2025.
Note: Product Y reflects the tested target product profile for rinzimetostat.

40

Rinzimetostat Has the Potential to Address Multiple Large Market Opportunities in Prostate Cancer, with Several Development Opportunities in Other Solid Tumors

Potential Rinzimetostat Commercial Opportunity (US Only)



Estimated Annual Incidence in the US
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
>$3.5 billion US opportunity
17,000 patients
>$3.5 billion US opportunity
20,000 patients
>$10 billion US opportunity
33,000 patients
mCRPC Post-Abiraterone
mCRPC Post-AR Inhibitor
mCSPC

Future Development Opportunities

	Est. Annual US Incidence
mCRPC (RLT, TCE, ADC Combo)	37,000
NSCLC (KRASi Combo)	45,000
CRC (KRASi Combo)	65,000
Breast Cancer (ERi Combo)	220,000

Rinzimetostat has the potential to address ~70,000 patients in the US with prostate cancer annually

ORIC

Source: ©DRG 2025, Swami et al. J Clin Oncol (2025), Raval et al. J Clin Oncol (2025), Gebrael et al. J Clin Oncol (2025), SEER Cancer Stat Facts: Female Breast Cancer Subtypes, and ORIC data on file.
Note: Addressable market assumes current price of ARPIs for illustrative purposes. RLT – radioligand therapy; TCE – T-cell engager; ADC – antibody-drug conjugate.

41

Q&A

ORIC Pharmaceuticals: Dedicated to **O**vercoming **R**esistance **I**n **C**ancer

Validated Targets in High Unmet Need Populations

- Potential best-in-class PRC2 inhibitor for prostate cancer
- Potential best-in-class TKI for NSCLC with EGFR exon 20 and EGFR PACC mutations

Late-Stage Clinical Pipeline

- Rinzimetostat (ORIC-944) and enozertinib (ORIC-114) rapidly advancing towards potential Phase 3 initiations

Experienced Management Team

- Heritage of discovering, developing, and commercializing oncology therapies at Ignyta, Medivation, Aragon, Pharmacyclics, Deciphera, and Genentech

Strong Financial Position

- Cash and investments of $412 million expected to fund company into 2H 2028 (1)
- Funding through primary endpoint readout from first Phase 3 trial of rinzimetostat

Anticipated Milestones

- Rinzimetostat for mCRPC:
  - ✓ 1Q26: Combination dose optimization data with AR inhibitor
  - 1H26: Initiate first global Phase 3 registrational trial in post-abiraterone mCRPC
  - 2H26: Program update
- Enozertinib for NSCLC:
  - 2H26: 1L EGFR exon 20 monotherapy data and combination data with SC amivantamab (2)
  - 2H26: 1L EGFR PACC monotherapy data

Two potential best-in-class programs approaching Phase 3 initiation; Cash runway into 2H28, beyond rinzimetostat Phase 3 data

ORIC

Note: PACC – P-loop and alpha C-helix compressing. Abiraterone refers to abiraterone acetate.
(1) Represents cash and investments of approximately $392 million as of December 31, 2025, plus approximately $20 million in net proceeds raised post quarter-end via ATM facility.
(2) Clinical collaboration with Johnson & Johnson to evaluate enozertinib in combination with amivantamab and hyaluronidase-lpuj subcutaneous injection (SC amivantamab) in patients with first-line NSCLC with EGFR exon 20 mutations.

43

Thank You